UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 18, 2025

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 931-6331

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Global Select Market
6.00% Notes due 2026	SSSSL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 18, 2025, the Board of Directors (the “Board”) of SuRo Capital Corp. (the “Company”), in accordance with its bylaws, increased the size of the Board from five to six directors, creating a vacancy to be filled by a new director and to serve with the class of directors whose terms expire at the Company’s 2027 annual meeting of stockholders. In connection with the foregoing, the Board appointed Richard Szuch as a director, effective July 1, 2025. Mr. Szuch was also appointed as a member of the following committees of the Board: the Nominating and Corporate Governance Committee; the Valuation Committee; and the Compensation Committee.

The Board has determined that Mr. Szuch qualifies as an independent director under the applicable Nasdaq Global Select Market rules and that Mr. Szuch is not an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Company. Accordingly, Mr. Szuch will serve as one of the Company’s independent directors. His term will expire at the Company’s 2027 annual meeting of stockholders, or until his successor is duly elected and qualified.

Mr. Szuch will be entitled to the applicable annual fee and other compensation in accordance with the Company’s existing director compensation arrangements, consistent with terms previously disclosed by the Company. Most recently, such compensation terms were disclosed under the heading “Compensation of Directors” in the Company’s proxy statement for its 2025 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 11, 2025. There are no arrangements or understandings between Mr. Szuch and any other persons pursuant to which he was appointed as a director. Additionally, there are no transactions involving Mr. Szuch that require disclosure under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2025	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green
Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary